OTHER INFORMATION	6 Months Ended
Jun. 30, 2024
Other Information
OTHER INFORMATION

18.	OTHER INFORMATION

Business Expansion

Codere Online commenced operations in the Province of Mendoza in May 2024, as part of its strategy to expand its footprint in Argentina.

Board composition changes

On April 9, 2024, the Board of Directors (the “Board”) of Codere Online Luxembourg, S.A. appointed Daniel Valdez as a member of the Board and the Audit Committee of Codere Online Luxembourg, S.A. effective immediately. Mr. Valdez previously served as a member of the Board between the consummation of the business combination in November 2021 and August 2023, and had remained as a Board observer since then. Mr. Valdez is a Managing Partner of MG Capital.

Mr. Valdez filled the vacancy created by Dr. Martin Werner, who resigned from his position as member of the Board and the Audit Committee on April 5, 2024. Mr. Werner’s resignation was driven strictly by personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On June 20, 2024, the Board of Directors approved the appointment of Mr. Gonzaga Higuero as chairman of the Board, effective as of his re-appointment as director by the general meeting of shareholders of the Company on June 24, 2024.

Additionally, Mr. Gabriel Sáenz de Buruaga, Mr. Taavi Davies, and Mr. Claude Noesen were appointed as directors for an initial term of one year, replacing Mr. Patrick Ramsey, Ms. Michal Elimelech, and Mr. Laurent Teitgen. Mr. Patrick Ramsey, who previously served as Chairman of Codere Online’s Board, was appointed as board member of Codere Group’s parent company (Codere New Topco S.A.).

Malta subsidiaries liquidation

On October 20, 2022, the board of directors of Codere Online Luxembourg, S.A. approved the liquidation of its Malta operating entity named Codere Online Operator LTD and of its Malta supporting entity named Codere Online Management Services LTD. Codere Online voluntarily surrendered its B2C license effective as of October 29, 2023 as it did not offer (and never had offered) online casino and sports betting to customers from Malta. Effective as of February 8, 2023, Codere Online voluntarily surrendered its B2B license which authorized the provision of B2B gaming services from Malta. The liquidation of Codere Online Management Services LTD took place on the effective date of December 1, 2023. The liquidation of Codere Online Operator LTD is currently under review by the Malta Business Registry and, once completed, it will be effective as from August 28, 2024.

The liquidation represents a significant event for Codere Online Luxembourg, S.A. but is not expected to have any significant financial impact in the financial statements for the period in which the liquidation occurs.

Gibraltar subsidiary liquidation

Codere (Gibraltar) Marketing Services Ltd. was officially struck off from the Gibraltar Company Registry (i.e. liquidated) as of January 17, 2024.

Auditors

On October 23, 2023, Ernst & Young, S.L. (“EY”) notified the Audit Committee of the Board of Directors (the “Audit Committee”) of Codere Online Luxembourg, S.A. of its decision to decline to stand for re-election or re-appointment as the Company’s independent registered public accounting firm for the purpose of auditing the Company’s financial statements for the year ending December 31, 2023. This decision stemmed from EY’s decision not to renew as the independent auditor for Codere New Topco S.A. and its consolidated subsidiaries, which includes the Company.

On March 8, 2024, the Company engaged Marcum, LLP (“Marcum”) as the Company’s independent registered public accounting firm. The decision to engage Marcum was approved by the Audit Committee on January 7, 2024.

Management Incentive Plan

On February 2, 2022, the Parent Board approved the terms and conditions of a long-term incentive plan (the “LTIP”), which was approved by the Parent Shareholders at a meeting held on March 3, 2022. The main objective of the LTIP is to enhance the alignment between senior management and director interests with those of Codere Online and Parent Shareholders and to strengthen the retention and motivation of senior management and directors in the long term.

The LTIP is primarily for the benefit of certain existing and future senior managers of Parent and the Remunerated Directors and certain employees and independent contractors providing services to Codere Online from time to time. The beneficiaries will be proposed by the Chief Executive Officer of Parent and will be subject to approval by the Parent Board. Upon approval by the Parent Board, such beneficiaries will receive an invitation letter to participate in the LTIP. Beneficiaries will be required to accept the terms of a post-contractual non-compete and non-solicitation agreement to benefit from the terms of the LTIP.

Compensation under the LTIP will be based on the beneficiary’s expected role, responsibilities and contribution to the business of Parent, among other things. The LTIP includes compensation in the form of share options, restricted shares, and/or deferred payments payable depending upon the increase in Parent’s equity value. And/or deferred payments payable depending upon the Incremental Equity Value (the amount will be determined as soon as possible following year-end 2026). The Incremental Equity Value will be calculated considering the Exercise Equity Value (which will be calculated considering the 2026 Adjusted EBITDA, the Net Financial Debt and the Transaction Value of Codere Online as established in the Company Sale Event), the Base Equity Value (amounted to $350 million) and the Invested Capital from shareholders (cash contributions to shareholders, in each case to the extent made after the Date of Commencement of these Plan and will be capitalized at an annual rate of 8%).

According to the LTIP Agreement, the termination date of the restricted shares and deferred payments will be March 31, 2027, whereas the share options will terminate on December 31, 2027. The number of share options to be granted will be based on the portion of the Target Comp. tied to this stock option component, a $10.00 exercise price (the “Strike Price”), the Target Share Price and subject to standard anti-dilution protections and adjustment for extraordinary cash dividends.

The share options granted to the Beneficiaries shall have a 20% vesting per calendar year, considering the applicable start of vesting period. The share options will be exercisable at the option of the beneficiary on a cash or cashless basis (subject to Parent’s option to net cash settle to avoid the dilutive impact from any such share option exercise) and will not be transferable by the beneficiary at any time.

The number of Restricted Shares to be granted will be based on the portion of the Target Comp tied to the restricted share component and a target share price of $20.50 (“Target Share Price”). The restricted shares may also be net cash settled by Parent to avoid the dilutive impact from the issuance of restricted shares. Share options may be exercised, and restricted shares may be sold, following the later of (i) 90 days from the respective vesting date and (ii) December 31, 2023.

The deferred payments right are also part of the LTIP to enhancing the alignment between senior management and directors’ interest with those of Codere Online and Holdco Shareholders and to strengthen the retention and motivation of senior management and directors in the long term. Deferred Payments are measured in USD and employee will receive as many shares as are worth to the Deferred Payments Right amount on December 31, 2026. The deferred payments right granted to the Beneficiaries shall have a 20% vesting per calendar year and will be paid at Parent’s option in cash or Ordinary Shares subject to certain exceptions and acceleration events.

The company formally issuing the shares will be the Parent. However, the Employer Company of each Beneficiary will be the one liable for compliance with applicable payroll obligations (income tax withholdings and social security tax withholdings/payments).

The total number of Ordinary Shares issuable to beneficiaries pursuant to the share options and restricted shares shall be limited to 5% of the total number of Ordinary Shares issued and outstanding at the time the LTIP was approved by the Parent Shareholders. Such limit will be increased by an amount equivalent to 0.2% of the total number of Ordinary Shares issued and outstanding on each December 31 through the end of the vesting period of the LTIP, to provide for additional capacity to grant awards to additional beneficiaries under the LTIP.

The total number of share options, restricted shares and deferred payments right to each part of the LTIP is as follow:

	Share options	Restricted Shares	Deferred payments right
Total Rights assigned to the beneficiaries	1,040,061	969,635	-
Fair value of the LTIP in USD	5,362,790	5,216,702	4,251,718
Weighted average price in USD	5.16	5.38	-
Options granted during the period	208,012	193,927	39,025
Options exercised during the period	-	-	-
Options outstanding as of June 30, 2024	208,012	193,927	39,025
Exercisable as of June 30, 2024	-	-	-

The fair value of the equity instruments granted has been determined using a Monte Carlo simulation valuation model as of each of the Grant dates, considering the conditions determined in the LTIP Agreement, and the following assumptions:

Forecast share price volatility (annualized)	50.13%
Plan duration (years)	5.00
Expected dividend yield	0.00%
Risk-free interest rate	U.S. Sovereign Bond yield

Regarding the forecasted share price volatility, the annualized share price volatility has been calculated as the average historical standard deviation among the company’s selected peers, considering a 5-year period, matching the LTIP tenor.

More specifically, the restricted share’s fair value has been calculated as the number of estimated vested instruments times the expected share value at the assumed restricted shares exercise date. The number of estimated vested instruments used has been the one established in each beneficiary’s invitation letter, and the expected share value has been determined according to the aforementioned Monte Carlo simulation and the valuation inputs previously detailed.

Regarding the fair value of the stock options which may be converted into the Company’s ordinary equity at a previously specified price for a determined time period, has been obtained in a similar way, by multiplying the number of vested stock options times the expected option value as of that date. In this sense, in order to determine the stock option value as of each of the grant dates, we have also used the expected share price evolution as determined by the Monte Carlo simulation model. Additionally, it is worth mentioning that options’ value can be divided into intrinsic value, consisting in the difference between the underlying share’s price and the option’s strike if this is a positive value for the acquirer of the option shares; and time value, which represents the possibility that the option may obtain intrinsic value in the future. In this sense, according to the valuation model’s share price expected evolution, the Company’s stock options only have time value as of each of the grant dates, due to the value of the underlying ordinary shares as of the grant dates and the strike price of $10 per share.

Finally, it must be noted that the fair value of deferred payments to be made in a future date, depends directly on a non-market condition (evolution of the Company’s EBITDA during the Sub-Plan’s life). However, it is possible to determine the number of shares to be delivered, based on the expected evolution of the Company’s EBITDA in line with its business plan, which will be revised subsequently until the payment date. To this extent, in order to establish the preliminary number of shares which will be delivered to the Sub-Plans’ beneficiaries, the main input used has been the Company’s business plan.

The incentives granted to the beneficiaries under the LTIP are subject to a 5-year general vesting period, with 20% vesting per year, subject to certain exceptions and acceleration events, in order to promote the long-term retention of the beneficiaries.

Except in the case of a termination for gross misconduct, fraud or gross negligence, in which case the relevant beneficiary would forfeit all rights to both vested and unvested compensation under the LTIP, beneficiaries that cease to be employed by Codere Online or to provide services to Codere Online, as applicable, will retain all vested compensation up to the date of any such resignation or termination. Awards are subject to recovery by Codere Online under certain events, including as a result of a breach of the post-contractual non-compete or non-solicit or pursuant to applicable laws and regulations. Except as prohibited by applicable laws, the company may extend loans to beneficiaries to pay certain taxes due in connection with compensation under the LTIP.

The LTIP is subject to the Spanish employment law as a significant part of the compensation under the LTIP will be awarded to beneficiaries located in Spain. The components of the LTIP may be subject to special terms and conditions depending on the location of the beneficiary.

The foregoing description of the LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP Master Agreement, which has been filed as an exhibit to the annual report of Codere Online as of December 31, 2022. As of June 30, 2024, the impact of the LTIP recorded in the Unaudited Interim Consolidated Statements of Income (Loss) as personnel expenses amounted to €1,196 thousand euros.